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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 29, 2001


                           JANEX INTERNATIONAL, INC.
   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
             (Exact Name of Registrant as Specified in Its Charter)


  Colorado                           0-17927                     84-1034251
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   .  .  .  .  .  .  .  .  .  .  .
  (State or Other                  (Commission                (I.R.S. Employer
     Jurisdiction                  File Number)              Identification No.)
of Incorporation)


    1609 Fourth Street, Berkeley, CA                              94710-1708
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   .  .  .  .  .  .  .  .  .  .  .
(Address of Principal Executive Offices)                          (Zip Code)


                                (510) 524-7400
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   .  .  .  .  .  .  .  .  .  .  .
              (Registrant's telephone number, including area code)


 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   .  .  .  .  .  .  .  .  .  .  .
           (Former Name or Former Address, If Changed Since Last Report)





Total number of pages:  4
Exhibit index at page:  4

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         The Registrant hereby amends its Current Report on Form 8-K filed June
13, 2001 as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The Registrant has determined that financial statements are not required with respect to the acquisition of specified assets of Futech Interactive Products, Inc. ("Futech") described in Item 2 of the Form 8-K Current Report filed with the Securities and Exchange Commission on June 13, 2001. In June 2000, Futech filed for protection from creditors under Chapter 11 of the United States Bankruptcy Code. Since the date of the bankruptcy filing and through the date of acquisition by the Registrant (May 29, 2001), Futech has been inactive, except for the disposition of the Futech inventory. Under the terms of the acquisition agreement, the Registrant acquired only certain of the assets of Futech. No financial statements are required, as no "business" was acquired within the meaning of Regulation S-X, Section 210.11-01(d).

         (b)      EXHIBITS.
                  --------

                  EXHIBIT NO.  DESCRIPTION OF EXHIBIT

                       2       Agreement for Purchase and Sale of Assets*


* Incorporated by reference to Registrant's Current Report on Form 8-K filed on June 13, 2001






                                       2


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Janex International, Inc..
                                                 .   .   .   .   .   .  .  .   .
                                                 (Registrant)


Date:  August 13, 2001                           /s/ Daniel Lesnick
                                                 -------------------------------
                                                 Daniel Lesnick
                                                 (Executive Vice President)







                                       3


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                                  EXHIBIT INDEX

                  EXHIBIT NO.  DESCRIPTION OF EXHIBIT

                       2       Agreement for Purchase and Sale of Assets*


* Incorporated by reference to Registrant's Current Report on Form 8-K filed on June 13, 2001











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